--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                                January 31, 1997


Dear Trust Shareholder:

The domestic fixed income markets over the past twelve months were once again greatly influenced by interest rate volatility. Significant swings in the pace of U.S. economic growth influenced the bond market's performance, as every release of economic data led to market participant speculation regarding the direction of Federal Reserve monetary policy.

      Despite strong growth and rising wage pressures, the Fed's decision not to raise interest rates at their two most recent policy meetings has markedly increased the stakes in the bond market. The rationale behind the Fed's decision not to raise interest rates appears to focus on the benign inflation data released during the third quarter. Should economic growth slow and inflation remain benign, the Fed will be proven correct in their inaction and the market should be expected to rally significantly. On the other hand, signs of a stronger economy could result in weaker bond prices as the likelihood of a Fed tightening would increase.

      BlackRock maintains a positive view on the bond market. On balance, the outlook for moderate inflation remains intact, suggesting that further declines in interest rates are likely. In addition to this favorable fundamental backdrop, foreign demand for U.S. bonds has increased due to the renewed attractiveness of the U.S. bond market on a global basis.

      This annual report is designed to help you stay informed about your investment and represents our ongoing commitment to improving our communication with you. We hope you find this report useful now and in the future. We appreciate your confidence and look forward to helping you achieve your long-term investment goals.

Sincerely,

/s/ Laurence D. Fink                         /s/ Ralph L. Schlosstein
    -------------------------                     ------------------------------
    Laurence D. Fink                              Ralph L. Schlosstein
    Chairman                                      President

January 31, 1997
Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Insured Municipal Term Trust Inc. ("the Trust") for the year ended December 31, 1996. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BMT". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2010, while providing high current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and net asset value over the past year:


------------------------------------------------------------------------------------------------------------------------------------
                                                12/31/96      12/31/95        CHANGE          HIGH           LOW
------------------------------------------------------------------------------------------------------------------------------------
  STOCK PRICE                                    $10.125       $10.00          1.25%         $10.50        $9.875
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)                          $10.87        $11.02         (1.36%)        $11.15        $10.44
------------------------------------------------------------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

      While 1996 featured several major shifts in sentiment and some dramatically sharp market moves, the net year-over-year yield changes turned out to be modest. Yields rose sharply across the Treasury yield curve throughout the first half of the year in response to data indicating accelerating economic growth, including a sharp rise in commodity prices, which rekindled inflationary concerns. The possibility of a stronger economy dampened investor expectations of continued Federal Reserve easing of monetary policy and initiated whispers of a potentially more restrictive Fed policy.

      Largely softer economic data and continued moderation in the broad inflation measures during the third and fourth quarters allowed the Fed to leave short term interest rates unchanged at their most recent policy meetings. Additionally, a stronger dollar, large foreign buying of U.S. Treasuries and balanced budget hopes following the November elections also supported the market. However, Alan Greenspan's mention of "irrational exuberance in the financial markets" on December 4, 1996 rattled the Treasury market, leading to a monthlong rise in rates. A resilient housing market and strong consumer confidence also contributed to the market decline in late December.

      Municipal bond performance as measured by the LEHMAN MUNICIPAL BOND INDEX outpaced that of taxable bonds (represented by the LEHMAN AGGREGATE INDEX), returning 4.43% versus 3.63% for taxables. This strong performance is the result of the relative scarcity of new municipal bond issuance combined with increased retail demand due to the end of "flat tax" reform concerns. In particular, the third quarter of 1996 witnessed approximately $60 billion in cash (in the form of calls, maturities and interest payments) returned to investors and recycled back into the municipal bond market. As the fourth quarter progressed, however, retail demand moderated in response to a strengthening stock market and declining interest rate levels. The municipal market finished 1996 on a strong note, outperforming taxables during the latter half of November and into December.

      Looking forward, we believe municipal bonds may perform well in early 1997. The "January effect", which refers to the significant amount of cash returned to individual municipal bond investors in the form of bond calls, maturities and coupon payments in January, could increase demand for municipals as this cash is reinvested in the municipal market.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

      Additionally, the Trust employs leverage to enhance its income by borrowing at short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. The Federal Reserve's decision not to increase short interest rates at their August and September policy meetings has benefited the Trust, as short term municipal rates (which determine the Trust's borrowing costs) fell.

      The following chart compares the Trust's current and December 31, 1995 asset composition:


--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
--------------------------------------------------------------------------------
   SECTOR                                 DECEMBER 31, 1996  DECEMBER 31, 1995
--------------------------------------------------------------------------------
   City, County and State                        29%                29%
--------------------------------------------------------------------------------
   Hospital                                      17%                17%
--------------------------------------------------------------------------------
   Water & Sewer                                 12%                12%
--------------------------------------------------------------------------------
   Utility/Power                                 11%                11%
--------------------------------------------------------------------------------
   Tax Revenue                                    9%                 9%
--------------------------------------------------------------------------------
   Lease Revenue                                  8%                 9%
--------------------------------------------------------------------------------
   Miscellaneous Revenue                          5%                 4%
--------------------------------------------------------------------------------
   Education                                      4%                 4%
--------------------------------------------------------------------------------
   Housing                                        3%                 3%
--------------------------------------------------------------------------------
   Transportation                                 2%                 2%
--------------------------------------------------------------------------------

      We appreciate your continued confidence and look forward to managing The BlackRock Insured Municipal Term Trust Inc. in the coming years to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that are not answered in this report. Additionally, you can reach us via e-mail at funds@bfm.com. Sincerely yours,



/s/ Robert S. Kapito                    /s/ Kevin Klingert
-----------------------------------     ---------------------------------------
Robert S. Kapito                        Kevin Klingert
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.    BlackRock Financial Management, Inc.



--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                 BMT
--------------------------------------------------------------------------------
   Initial Offering Date:                                      February 20, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 12/31/96:                              $10.125
--------------------------------------------------------------------------------
   Net Asset Value as of 12/31/96:                                  $10.87
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 12/31/96 ($10.125)1:           6.17%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Common Share2:                 $0.05208
--------------------------------------------------------------------------------
   Current Annualized Distribution per Common Share2:              $0.62496
--------------------------------------------------------------------------------

----------
   1Yield  on  Closing  Stock  Price  is  calculated  by  dividing  the  current annualized distribution per share by the closing stock price per share. 2Dividend is not constant and is subject to change.

--------------------------------------------------------------------------------
The BlackRock Insured Municipal Term Trust Inc.
Portfolio of Investments
December 31, 1996

---------------------------------------------------------------------------------------------------------------------------
                                                                              OPTION
           PRINCIPAL                                                           CALL
  RATING*   AMOUNT                                                          PROVISIONS**        VALUE
(UNAUDITED)  (000)               DESCRIPTION                                (UNAUDITED)        (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------

                     LONG-TERM INVESTMENTS--144.1%
                     ALABAMA--1.1%
  AAA     $ 3,000    Mobile Cnty., G.O., 6.70%, 2/01/00+, MBIA ..............   No Opt. Call   $ 3,252,960
                                                                                                ----------
                     ARIZONA--1.6%
  AAA       4,180    University of Arizona Med. Ctr. Hosp. Rev.,
                     6.25%, 7/01/10, MBIA ...................................   7/02 at 102      4,428,083
                                                                                                ----------
                     CALIFORNIA--10.4%
                     California St., G.0., FGIC,
  AAA       4,355      6.80%, 11/01/04+ .....................................    No Opt.Call     5,023,362
  AAA         145      6.80%, 11/01/10 ......................................   11/04 at 102       161,397
  AAA       3,400    California St. Pub. Wks., 6.60%, 12/01/02+, AMBAC ......    No Opt.Call     3,828,060
  AAA       6,100    Contra Costa Tran. Auth., 6.50%, 3/01/09, FGIC .........    No Opt.Call     6,621,611
  AAA       3,500    Eastern Mun. Wtr. Dist., 6.50%, 7/01/09, FGIC ..........    7/01 at 101     3,738,105
  AAA       3,065    Los Angeles Cnty. Leasing Corp., 6.05%, 12/01/10, AMBAC     No Opt.Call     3,297,634
  AAA       3,000    San Francisco Bay Area Rapid Trans., 6.75%, 7/01/09, AMBAC  7/00 at 102     3,245,610
  AAA       3,500    Sonoma Cnty. Correct. Fac., C.O.P.,
                        3.55%++, 11/15/12, AMBAC ............................    No Opt.Call     3,482,080
                                                                                                ----------
                                                                                                29,397,859
                                                                                                ----------
                     DISTRICT OF COLUMBIA--1.3%
  AAA       3,500    District of Columbia, G.O., Ser. A, 6.875%, 6/01/00+, MBIA  No Opt. Call    3,813,705
                                                                                                ----------
                     FLORIDA--9.2%
  AAA      10,750    Broward Cnty. Sch. Bd., 6.50%, 7/01/10, AMBAC ..........     7/02 at 102   11,619,998
  AAA      12,195    Jacksonville Excise Tax Rev., 6.50%, 10/01/10, AMBAC ...    10/02 at 102   13,307,062
  AAA       1,000    Volusia Cnty. Edl. Fac., 6.50%, 10/15/10, CONNIE LEE ...    10/02 at 102    1,080,570
                                                                                                ----------
                                                                                                26,007,630
                                                                                                ----------
                     GEORGIA--2.7%
  AAA       5,000    Henry Cnty. Hosp. Auth. Rev., 6.375%, 7/01/09, FGIC ....    7/02 at 102     5,396,250
  AAA       2,000    Macon-Bibb Cnty. Hosp. Auth. Rev. Georgia Med. Ctr.,
                       6.75%, 8/01/99+, FGIC ................................   No Opt. Call     2,161,400
                                                                                                ----------
                                                                                                 7,557,650
                                                                                                ----------
                     Illinois--13.7%
  AAA       4,890    Chicago, Res. Mtg. Rev., Zero Coupon, 10/01/09, MBIA ...    No Opt.Call     2,023,335
                     Cook Cnty., G.O., MBIA,
  AAA       7,000      6.50%, 11/15/02+ .....................................    No Opt.Call     7,782,950
  AAA       4,500      7.00%, 11/01/00+ .....................................    No Opt.Call     4,991,445
  AAA       5,000    Cook Cnty., Community Schs., 6.50%, 1/01/02+, FGIC .....    No Opt.Call     5,418,950
  AAA       5,000    Illinois Edl. Facs. Auth. Rev., 4.125%++, 7/01/13, FGIC     7/03 at 102     4,927,550
                     Illinois Hlth. Facs. Auth. Rev., FGIC,
  AAA       3,000      Ser. A, 6.75%, 1/01/10 ...............................   1/00 at 102      3,199,140
  AAA       1,750      Ser. C, 6.75%, 1/01/10 ...............................   1/00 at 102      1,866,165
  AAA       7,980    Kendell Kane & Will Cnty. Sch. Dist.,
                       6.25%, 9/01/11, FGIC .................................   9/01 at 100      8,248,367
                                                                                                ----------
                                                                                                38,457,902
                                                                                                ----------
                     Indiana--3.1%
  AAA       1,340    Columbus Sch. Bd., 6.625%, 7/01/11, AMBAC ..............   7/02 at 102      1,433,679
  AAA       3,750    Indiana St. Edl. Facs. Auth., 6.60%, 1/01/11, MBIA .....   1/02 at 102      4,000,575
  AAA       3,000    Monroe Cnty. Hosp. Auth. Rev., Bloomington Hosp.,
                       6.65%, 5/01/10, MBIA .................................   5/02 at 101      3,189,930
                                                                                                ----------
                                                                                                 8,624,184
                                                                                                ----------
                     Louisiana--6.6%
                     Louisiana St., G.O., Ser. A, AMBAC,
  AAA       4,000      6.50%, 5/01/09 .......................................   5/02 at 102      4,295,240
  AAA      10,385      6.50%, 5/01/10 .......................................   5/02 at 102     11,126,385
  AAA       2,905    New Orleans Pub. Impt., G.O., 6.60%, 9/01/02+, FGIC ....   No Opt.Call      3,191,085
                                                                                                ----------
                                                                                                18,612,710
                                                                                                ----------

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
                                                                                             OPTION
           PRINCIPAL                                                                          CALL
  RATING*   AMOUNT                                                                         PROVISIONS**        VALUE
(UNAUDITED)  (000)               DESCRIPTION                                                (UNAUDITED)        (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                     MASSACHUSETTS--16.3%
   AAA      $2,100   Boston, G.O., Ser. A, 6.50%, 7/01/12, AMBAC                            7/02 at 102   $  2,265,732
                     Massachusetts St. Hlth. & Edl. Facs. Auth.,
   AAA       2,000      6.50%, 7/01/10, FGIC ..........................................     7/02 at 102      2,158,840
   AAA       5,000      6.50%, 7/01/10, MBIA ..........................................     7/02 at 102      5,402,100
   AAA       3,250      7.25%, 7/01/10, MBIA ..........................................     7/00 at 102      3,564,470
                     Massachusetts St. Hsg. Fin. Agcy., FNMA Collateral,
   AAA       5,000      Ser. H, 6.75%, 11/15/12 .......................................    11/03 at 102      5,276,950
   AAA       5,500      Residential Dev. A, 6.875%, 11/15/11 ..........................     5/02 at 102      5,904,195
   AAA         600      Residential Dev. C, 6.875%, 11/15/11 ..........................     5/02 at 102        644,094
   AAA       1,220   Massachusetts St., G.O., 6.75%, 8/01/09, AMBAC ...................     8/01 at 102      1,329,422
   AAA       7,865   Massachusetts St., G.O., Ser. C, 6.70%, 11/01/09, FGIC ...........    11/04 at 101      8,825,316
   AAA       2,350   Massachusetts St., G.O., Ser. D, 6.00%, 7/01/12, MBIA ............     7/01 at 100      2,411,829
   AAA       7,630   Massachusetts St. Wtr. Res., Ser. B, 6.25%, 11/01/10, MBIA .......    11/02 at 102      8,161,124
                                                                                                            ----------
                                                                                                            45,944,072
                                                                                                            ----------
                     MICHIGAN--4.9%
   AAA       2,375   Chippewa Valley Sch., Sch. Bldg. & Site, 6.375%, 5/01/01+, FGIC ..    No Opt. Call      2,582,124
                     Michigan Mun. Bd. Auth. Rev.,
   AAA         900      Ser. A, 6.50%, 11/01/12, MBIA .................................    11/02 at 102        968,832
   AAA       2,040      6.45%, 11/01/07, AMBAC ........................................    11/04 at 102      2,272,805
   AAA       2,050      6.65%, 11/01/09, AMBAC ........................................    11/04 at 102      2,281,916
   AAA       2,265   Wayne Cnty. Bldg. Auth. Cap. Impt., Ser. A, 6.00%, 6/01/07, MBIA .     6/06 at 102      2,426,381
   AAA       3,000   Western Township Utils. Auth. Sewer Dis. Sys. Rev.,
                        6.50%, 1/01/10, FSA ...........................................     1/02 at 100      3,160,470
                                                                                                            ----------
                                                                                                            13,692,528
                                                                                                            ----------
                     MISSISSIPPI--0.7%
  AAA        1,800   Harrison Cnty. Waste Wtr. Mgmt., 6.75%, 2/01/11, FGIC ............     2/01 at 102      1,928,016
                                                                                                            ----------

                     Nevada--7.3%
  AAA        4,000   Clark Cnty., G.O., 6.50%, 6/01/02+, AMBAC ........................     No Opt.Call      4,432,400
  AAA        5,215   Clark Cnty. Arpt., 6.25%, 6/01/01+, FGIC .........................     No Opt.Call      5,575,565
                     Clark Cnty. Sch. Dist.,
  AAA        4,185      6.75%, 12/15/04+, FGIC ........................................     No Opt.Call      4,762,028
  AAA        5,175      7.00%, 6/01/01+, MBIA .........................................     No Opt.Call      5,728,725
                                                                                                            ----------
                                                                                                            20,498,718
                                                                                                            ----------
                     NEW JERSEY--0.8%
  AAA        2,000   Hudson Cnty. Correct. Fac., C.O.P., 6.50%, 12/01/11, MBIA ........    6/02 at 101.5     2,154,400
                                                                                                            ----------
                     NEW YORK--11.1%
  AAA        4,500   New York City, G.O., Ser. B, 6.95%, 8/15/12, MBIA ................     8/04 at 101      5,038,650
                     New York St. Env. Fac. Corp. Poll. Ctr. Rev.,
  AAA        6,155      6.70%, 5/15/09 ................................................    11/04 at 102      6,853,039
  AAA        4,965      6.80%, 5/15/10 ................................................    11/04 at 102      5,542,727
                     New York St. Medicare Facs., AMBAC,
  AAA        9,715      6.60%, 8/15/09 ................................................     2/05 at 102     10,763,346
  AAA        2,695      6.625%, 2/15/10 ...............................................     2/05 at 102      2,980,751
                                                                                                            ----------
                                                                                                            31,178,513
                                                                                                            ----------
                     OHIO--6.2%
                     Cleveland Wtrwks. Rev., First Mtg., Ser. F, AMBAC
  AAA        6,495      6.50%, 1/01/11 ................................................     1/02 at 102      7,001,675
  AAA        5,505      6.50%, 1/01/02+ ...............................................     No Opt. Call     6,093,044
  AAA        3,900   Lucas Cnty. Hosp Impt. Rev., St. Vincent Med. Ctr.,
                        6.50%, 8/15/02+, MBIA .........................................     No Opt. Call     4,267,146
                                                                                                            ----------
                                                                                                            17,361,865
                                                                                                            ----------

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
                                                                                             OPTION
           PRINCIPAL                                                                          CALL
  RATING*   AMOUNT                                                                         PROVISIONS**        VALUE
(UNAUDITED)  (000)               DESCRIPTION                                                (UNAUDITED)        (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                        OKLAHOMA--2.1%
  AAA      $  5,725     Oklahoma City Wtr. Utils. Tr. Wtr. & Sewer Rev., MBIA
                        Ser. B, 6.375%, 7/01/12 .......................................     7/02 at 100   $  6,029,685
                                                                                                            ----------
                        PENNSYLVANIA--5.3%
  AAA         5,000     Dauphin Cnty. Gen. Auth., 6.25%, 7/01/08, MBIA ................     7/02 at 102      5,349,150
  AAA         6,005     Pittsburgh, G.O., Ser. D, 6.00%, 9/01/10, AMBAC ...............     9/02 at 102      6,278,047
  AAA         3,000     Pittsburgh Wtr. & Swr., 6.75%, 9/01/01+, FGIC .................     No Opt. Call     3,329,070
                                                                                                            ----------
                                                                                                            14,956,267
                                                                                                            ----------
                        Rhode Island--4.8%
  AAA         2,390     Rhode Island Clean Wtr. Protn. Fin. Agcy. Wtr. Poll. Ctl.
                           Rev. Revolving Fd.
                        Pooled Ln., Issue A, 6.70%, 10/01/10, MBIA ....................     10/02 at 102     2,613,178
  AAA        10,000     Rhode Island St. Pub. Bldgs. Auth., St. Pub. Prjs. Rev.,
                           Ser. A, 6.75%, 2/01/00+, AMBAC .............................     No Opt. Call    10,857,500
                                                                                                            ----------
                                                                                                            13,470,678
                                                                                                            ----------
                        SOUTH CAROLINA--8.6%
                        Piedmont Mun. Pwr. Agcy. Elec. Rev.,
  AAA        14,925        6.30%, 1/01/11, MBIA .......................................      1/03 at 102    15,917,811
  AAA         7,900        6.50%, 1/01/11, FGIC .......................................      1/01 at 102     8,364,757
                                                                                                            ----------
                                                                                                            24,282,568
                                                                                                            ----------
                         TEXAS--15.6%
  AAA         8,530      Austin Util. Sys. Rev. Comb Ser A., 6.00%, 5/15/10, FGIC .....      5/00 at 100     9.039,954
  AAA         1,580      Dallas Cnty. Road Imp., G.O., 5.625%, 8/15/10 ................      8/01 at 100     1,604,443
  AAA         2,500      Dallas Ft. Worth Regl. Arp. Rev., Ser. A, 7.375%, 11/01/10, FGIC    5/04 at 102     2,900,025
  AAA         8,000      El Paso Impt. Auth., G.O., Ser A, 6.375%, 8/15/02+, FGIC .....      No Opt. Call    8,427,680
                         Harris Cnty., Rfdg., FGIC,
  AAA         2,585        Toll Road, Ser. B, Zero Coupon, 8/15/08 ....................      No Opt. Call    1,403,629
  AAA         6,310        Toll Road Sr. Lien, Ser. A, 6.50%, 8/15/02+ ................      No Opt. Call    6,994,130
  AAA         4,775        Toll Road Sr. Lien, Ser. A, 6.50%, 8/15/11 .................       8/02 at 102    5,143,773
  AAA        10,440      Houston Wtr. & Swr. Sys., Ser. C, Zero Coupon, 12/01/10, AMBAC      No Opt. Call    4,863,996
  AAA         1,840      North Texas Mun. Wtr. Dist., 6.50%, 6/01/09, MBIA ............       6/03 at 100    1,966,426
  AAA         1,500      Texas Mun. Pwr. Agcy. Ref., Ser. A, 6.75%, 9/01/12, AMBAC ....       9/01 at 102    1,617,900
                                                                                                            ----------
                                                                                                            43,961,956
                                                                                                            ----------
                         UTAH--1.0%
  AAA         1,450      Salt Lake City Mun. Bldg. Lease, 6.15%, 10/01/10, MBIA .......      10/04 at 101    1,528,155
  AAA         3,175      Salt Lake City Wtr. Conservancy, Zero Coupon, 10/01/10, AMBAC       No Opt. Call    1,472,978
                                                                                                            ----------
                                                                                                             3,001,133
                                                                                                            ----------
                         VIRGINIA--3.6%
                         Peninsula Port Auth. Hlth. Sys., MBIA,
  AAA         6,000      Riverside Hlth. Sys. Prj. A, 6.625%, 7/01/10 .................       7/02 at 102    6,462,600
  AAA         3,380      Riverside Hlth. Sys. Prj. B, 6.625%, 7/01/10 .................       7/02 at 102    3,645,668
                                                                                                            ----------
                                                                                                            10,108,268
                                                                                                            ----------
                         WASHINGTON--5.3%
  AAA         4,650      Port of Seattle Rev., 6.60%, 8/01/10, MBIA ...................       8/02 at 102    5,055,759
                         Washington St. Pub. Pwr. Supply Sys. Rev.,
  AAA        12,905      Zero Coupon, 7/01/10, MBIA ...................................       No Opt. Call   5,944,817
  AAA         3,500      Nuclear Pjr. No. 1, Ser. A, 7.00%, 7/01/00+, FGIC ............       No Opt. Call   3,857,245
                                                                                                            ----------
                                                                                                            14,857,821
                                                                                                            ----------

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
                                                                                             OPTION
           PRINCIPAL                                                                          CALL
  RATING*   AMOUNT                                                                         PROVISIONS**        VALUE
(UNAUDITED)  (000)               DESCRIPTION                                                (UNAUDITED)        (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                           WISCONSIN--0.8%
  AAA      $2,000          Wisconsin St. Hlth. & Edl. Facs. Auth., Wausau Hosp. Inc.,
                              Ser. A, 6.625%, 8/15/09, AMBAC ..........................      2/01 at 102    $ 2,142,420
                                                                                                            -----------
                           TOTAL INVESTMENTS--144.1% (COST $371,227,496) ..............                     405,721,591
                           Other assets in excess of liabilities--2.1% ................                       5,748,541
                           Liquidation value of preferred stock--(46.2)% ..............                    (130,000,000)
                                                                                                            -----------
                           NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100%                              $281,470,132
                                                                                                            ===========

 +This bond is Pre-refunded. See glossary for definition.
++This bond contains embedded caps. See glossary for definition.
 *Rating: using the higher of Standard & Poor's, Moody's or Fitch's rating. **Option call provisions: date (month/year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

--------------------------------------------------------------------------------
                                KEY TO ABBREVIATIONS
                  AMBAC -- American Municipal Bond Assurance Corporation
             CONNIE LEE -- College Construction Loan Insurance Association
                 C.O.P. -- Certificate of Participation
                   FGIC -- Financial Guaranty Insurance Company
         FNMACollateral -- Federal National Mortgage Association
                    FSA -- Financial Security Assurance, Inc.
                    G.O.-- General Obligation Bond
                   MBIA -- Municipal Bond Insurance Association
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1996
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $371,227,496)
(Note 1) ..................................................       $ 405,721,591
Interest receivable .......................................           7,574,332
Prepaid assets ............................................              23,174
                                                                  -------------
                                                                    413,319,097
                                                                  -------------

LIABILITIES
Bank overdraft ............................................           1,427,164
Dividends payable--preferred stock ........................              14,070
Dividends payable--common stock ...........................             113,654
Advisory fee payable (Note 2) .............................             121,995
Administration fee payable (Note 2) .......................              34,855
Other accrued expenses ....................................             137,227
                                                                  -------------
                                                                      1,848,965
                                                                  -------------
NET INVESTMENT ASSETS .....................................       $ 411,470,132
                                                                  =============
Net assets were comprised of:
  Common stock:
    Par value (Note 4) ....................................       $     258,856
    Paid-in capital in excess of par ......................         239,833,688
  Preferred stock (Note 4) ................................         130,000,000
                                                                  -------------
                                                                    370,092,544
  Undistributed net investment income .....................           7,206,302
  Accumulated net realized loss on investments ............            (322,809)
  Net unrealized appreciation on investments ..............          34,494,095
                                                                  -------------
  Net investment assets, December 31, 1996 ................       $ 411,470,132
                                                                  =============
  Net assets applicable to common shareholders ............       $ 281,470,132
                                                                  =============
Net asset value per share:
($281,470,132 / 25,885,639 shares of
common stock issued and outstanding) ......................              $10.87
                                                                         ======

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned ............................        $ 24,278,256
                                                                   ------------
Expenses
  Investment advisory .....................................           1,430,206
  Administration ..........................................             408,630
  Auction agent ...........................................             344,722
  Reports to shareholders .................................             124,298
  Custodian ...............................................             112,262
  Directors ...............................................              56,000
  Audit ...................................................              39,000
  Transfer agent ..........................................              33,600
  Legal ...................................................              13,869
  Miscellaneous ...........................................             157,244
                                                                   ------------
  Total expenses ..........................................           2,719,831
                                                                   ------------

Net investment income .....................................          21,558,425
                                                                   ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 3)
Net realized gain on investments ..........................             201,117
 Net change in unrealized  appreciation on:
  investments .............................................          (4,792,998)
                                                                   ------------
Net loss on investments ...................................          (4,591,881)
                                                                   ------------
NET INCREASE IN NET INVESTMENT
ASSETS RESULTING FROM OPERATIONS ..........................        $ 16,966,544
                                                                   ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
STATEMENT OF CHANGES
IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                            YEAR ENDED DECEMBER 31,
                                                                         -----------------------------
                                                                            1996             1995
                                                                         -----------       -----------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
Operations:
  Net investment income .............................................   $  21,558,425    $  21,760,900
  Net realized gain on investments ..................................         201,117          193,262
  Net change in unrealized appreciation (depreciation) on investments      (4,792,998)      32,691,361
                                                                        -------------    -------------
  Net increase in net investment assets resulting from operations ...      16,966,544       54,645,523
                                                                        -------------    -------------
Dividends:
  To preferred shareholders from net investment income ..............      (4,545,206)      (5,097,663)
  To common shareholders from net investment income .................     (16,177,316)     (16,177,339)
                                                                        -------------    -------------
                                                                          (20,722,522)     (21,275,002)
                                                                        -------------    -------------
    Total increase (decrease) .......................................      (3,755,978)      33,370,521
                                                                        -------------    -------------


Net Investment Assets
Beginning of year ...................................................     415,226,110      381,855,589
                                                                        -------------    -------------
End of year .........................................................   $ 411,470,132    $ 415,226,110
                                                                        =============    =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                   FEBRUARY 28,
                                                                                  DECEMBER 31,                       1992* TO
                                                        -----------------------------------------------------      DECEMBER 31,
                                                              1996           1995          1994          1993           1992
                                                        -----------     -----------    ----------    ---------       --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .................. $     11.02     $      9.73    $    11.18    $    9.93       $   9.40
                                                        -----------     -----------    ----------    ---------       --------

   Net investment income ..............................         .83             .84           .82          .83            .61
   Net realized and unrealized gain (loss) on
     investments ......................................        (.18)           1.27         (1.48)        1.18            .56
                                                        -----------     -----------    ----------    ---------       --------
Net increase (decrease) from investment operations ....         .65            2.11          (.66)        2.01           1.17
                                                        -----------     -----------    ----------    ---------       --------
Dividends from net investment income to:
   Preferred shareholders .............................        (.18)           (.20)         (.14)        (.12)          (.09)
   Common shareholders ................................        (.62)           (.62)         (.62)        (.63)          (.42)
Distributions from net realized gain on investments to:
   Preferred shareholders .............................          --              --          (.01)        (.00)***         --
   Common shareholders ................................          --              --          (.02)        (.01)            --
                                                        -----------     -----------    ----------    ---------       --------
Total dividends and distributions .....................        (.80)           (.82)         (.79)        (.76)          (.51)
                                                        -----------     -----------    ----------    ---------       --------
Capital charge with respect to issuance of shares .....          --              --            --           --           (.13)
                                                        -----------     -----------    ----------    ---------       --------
Net asset value, end of period** ...................... $     10.87     $     11.02    $     9.73    $   11.18      $     9.93#
                                                        ===========     ===========    ==========    =========      ==========
Market value, end of period** ......................... $    10.125     $     10.00    $     8.50    $   10.50      $    9.875
                                                        ===========     ===========    ==========    =========      ==========
TOTAL INVESTMENT RETURN+ ..............................        7.59%          25.31%       (13.38%)      12.99%          9.51%
RATIOSOFAVERAGENETASSETS
   OF COMMON SHAREHOLDERS:+++
Expenses ..............................................         .97%            .96%         1.04%         .96%           .98%++
Net investment income .................................        7.66%           7.97%         7.99%        7.75%           7.52%++
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ....... $    281,521    $    272,868   $  265,851    $  275,162    $    247,807
Portfolio turnover ....................................           1%              1%           31%           1%             37%
Net assets of common shareholders,
   end of period (000) ................................ $    281,470    $    285,226   $  251,856    $  289,449    $    256,956
Asset coverage per share of preferred stock,
   end of period## .................................... $     79,129    $     79,851   $  146,868    $  161,327    $    148,829
Preferred stock outstanding (000) ..................... $    130,000    $    130,000   $  130,000    $  130,000    $    130,000


----------
   * Commencement of investment operations.
  ** NAV and market value are published in The Wall Street Journal on Monday. *** Actual amount paid to preferred shareholders was $0.0013 per common share.
   # Net  asset  value  immediately  after the  closing  of the  initial  public offering was $9.38. ## A stock split occurred on July 24, 1995 (Note 4).
   + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
  ++ Annualized.
 +++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common stock.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING          The BlackRock Insured Municipal Term Trust Inc. (the
POLICIES                    "Trust"),  a Maryland  Corporation is a diversified,
                            closed-end   management   investment  company.   The
Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share to investors on or about December 31, 2010 while providing current income exempt from regular Federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust:

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income. Net capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $70,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS          The Trust has an Investment  Advisory Agreement with
                            BlackRock Financial Management Inc. (the "Adviser"),
a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses and an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of Paine-Webber Incorporated.

      The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser.The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO          Purchases and sales of investment securities,  other
SECURITIES                 than  short-term  investments,  for the  year  ended
                           December  31,  1996   aggregated   $31,519,429   and
$5,347,467, respectively.

      The federal income tax basis of the Trust's investments at December 31, 1996 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $34,494,095; (gross unrealized appreciation--$34,580,209; gross unrealized depreciation--$86,114).

      For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1996 of $322,809 which expires in 2003. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.


NOTE 4. CAPITAL             There  are 200  million  shares  of $.01  par  value
                            common stock  authorized.  Of the 25,885,639  common
shares outstanding at December 31, 1996, the Adviser owned 10,639 shares. As of December 31, 1996 there were 5,200 preferred shares outstanding as follows:
2,600 shares of Series M-7 and M-28, respectively.

      The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On April 27, 1992 the Trust reclassified 2,600 shares of common stock and issued two series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series M7--1,300 shares and Series M28--1,300 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends.

      On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

      Dividends on Series M7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series M28 are also cumulative at a rate which is reset every 28 days based on the results of an auction.
Dividend rates ranged from 3.00% to 4.25% for the year ended December 31, 1996.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The preferred stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.


NOTE 5. DIVIDENDS           Subsequent  to  December   31,1996,   the  Board  of
                            Directors  of  the  Trust  declared  dividends  from
undistributed earnings of $0.05208 per common share payable January 31, 1997 to shareholders of record on January 15, 1997.

      For the period January 1, 1997 through January 31, 1997, dividends declared on preferred shares totalled $342,966 in aggregate for the two outstanding preferred share series.

NOTE 6. QUARTERLY DATA
(UNAUDITED)

                                                                                       NET INCREASE
                                                                    NET REALIZED AND   (DECREASE) IN
                                                                     UNREALIZED        NET INVESTMENT
                                         NET INVESTMENT             GAIN (LOSS) ON    ASSETS RESULTING
                                             INCOME                   INVESTMENTS       FROM OPERATIONS
                                                     PER                      PER                  PER
     QUARTERLY              TOTAL                   COMMON                   COMMON              COMMON
      PERIOD               INCOME      AMOUNT       SHARE          AMOUNT    SHARE     AMOUNT     SHARE
------------------       ----------    ------------------       --------------------  ------------------
January 1, 1995 to
  March 31, 1995         $5,951,229    $5,304,114    $.21       $17,918,947     $.69  $23,223,061   $.90
April 1, 1995 to
  June 30, 1995           6,097,923     5,466,704     .21         2,868,078      .11    8,334,782    .32
July 1, 1995 to
  September 30, 1995      6,259,025     5,584,367     .21         3,702,483      .15    9,286,850    .36
October 1, 1995 to
  December 31, 1995       6,066,683     5,405,715     .21         8,395,115      .32   13,800,830    .53
January 1, 1996 to
  March 31, 1996          6,073,137     5,391,081     .21        (7,406,995)    (.29)  (2,015,914)  (.08)
  April 1, 1996 to
  June 30, 1996           6,062,975     5,393,428     .21        (3,268,138)    (.13)   2,125,290    .08
July 1, 1996 to
  September 30, 1996      6,070,085     5,386,640     .20         2,664,078      .11    8,050,718    .31
October 1, 1996 to
  December 31, 1996       6,072,059     5,387,276     .21         3,419,174      .13    8,806,450    .34



                                         DIVIDENDS
                            COMMON SHARES      PREFERRED SHARES*
                                                                                           PERIOD
                                      PER                   PER       SHARE PRICE OF         END
     QUARTERLY                       COMMON                COMMON      COMMON STOCK       NET ASSET
      PERIOD                AMOUNT   SHARE     AMOUNT      SHARE     HIGH        LOW       VALUE
------------------        -----------------    -----------------    ------------------    --------
January 1, 1995 to
  March 31, 1995          $4,044,313   $.15    $1,292,588   $.05    $9 3/4      $8 1/2    $10.42
April 1, 1995 to
  June 30, 1995            4,044,346    .16     1,314,322    .05    10          9 1/2     10.54
July 1, 1995 to
  September 30, 1995       4,044,342    .16     1,227,277    .05    10 1/8      9 1/2     10
October 1, 1995 to
  December 31, 1995        4,044,338    .15     1,263,476    .05    10 3/8      9 3/4     11.02
January 1, 1996 to
  March 31, 1996           4,044,335    .16     1,156,524    .04    10 3/8     10         10.74
  April 1, 1996 to
  June 30, 1996            4,044,331    .15     1,158,865    .05    10 1/4      9 7/8     10.62
July 1, 1996 to
  September 30, 1996       4,044,327    .16     1,117,995    .05    10 1/4      9 7/8     10.73
October 1, 1996 to
  December 31, 1996        4,044,323    .15     1,111,822    .04    10 1/2     10 1/4     10.87

 * For the year ended December 31, 1996, the average annualized rate paid to preferred shareholders was 3.51%.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock  Insured Municipal Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities of The BlackRock Insured Municipal Term Trust Inc., including the portfolio of investments, as of December 31, 1996, and the related statements of operations for the year then ended, and of changes in net investment assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period February 28, 1992 (commencement of investment operations) to December 31, 1992. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Insured Municipal Term Trust Inc. as of December 31, 1996, and the results of its operations, the changes in its net investment assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/s/ DeLoitte & Touche, LLP
--------------------------
DeLoitte & Touche, LLP

New York, New York
February 3, 1997

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
TAX INFORMATION
--------------------------------------------------------------------------------

      We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end (December 31, 1996) as to the federally tax-exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that all dividends paid by the Trust during the fiscal year were federally tax-exempt interest dividends.


--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts.
The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Trust at (800) 699-1BFM or BlackRock Financial Management, Inc. at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders. There have been no changes in the Trust's charter or by-laws. There have been no changes in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from Federal income tax and to return $10 per share (the initial public offering price per share) to investors on or about December 31, 2010.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds which trade on either the New York Stock or American Stock Exchanges, several open-end funds and separate accounts for more than 100 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank N.A., one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Adviser to be of comparable credit quality (guaranteed, escrowed, or backed in trust).

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2010. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a small amount of income each year.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax. The Trust currently holds no AMT securities.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSUREDMUNICIPAL TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price, the fund is said to be trading at a discount.

DIVIDEND:                     Income  generated by securities in a portfolio and
                              distributed to shareholders after deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders   may  have  all   distributions   of
                              dividends   and   capital   gains    automatically
                              reinvested into additional shares of the Trust.

EMBEDDED CAPS:                Also known as additional interest municipal bonds.
                              These securities are intended to protect the income that the Trust earns through leverage from significant increase in short-term rates. The coupon on these bonds will increase if short-term rates rise significantly.


MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investment, minus any liabilities including accrued expenses, dividend by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The Wall Street Journal on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:           These  securities are  collateralized  by the U.S.
                              Government securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bond in full at the date indicated, typically at a premium to par.

BLACKROCK

DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Kevin Klingert, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy,  MA 02171
(800) 669-1BFM

AUCTION AGENT
Bankers Trust Company Four
Albany Street New York, NY 10006

INDEPENDENT  AUDITORS
Deloitte & Touche LLP Two
World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

                   This report is for shareholder information.
                        This is not a prospectus intended
               for use in the purchase or sale of any securities.


                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                   c/o Mitchell Hutchins Asset Management Inc.
                                   15th Floor
                           1285 Avenue of the Americas
                                New York, NY10019
                                 (800) 227-7BFM

[Logo] Printed on recycled paper


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THE BLACKROCK
INSURED MUNICIPAL TERM TRUST INC.
================================================================================
ANNUAL REPORT
DECEMBER 31, 1996


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